UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

DST SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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DST Domestic Financial Services Client Letter

January 11, 2018

Dear Valued DST Client:

We have just announced a transaction under which DST will combine with SS&C Technologies to create a financial services leader with an enhanced breadth and depth of products and solutions, through which we expect to drive additional value for your business and your customers.

DST and SS&C offer complementary financial services solutions that will expand our existing full service capabilities. SS&C has particular strength in alternative assets and institutional and investment management, which will be enhanced by DST’s leadership and scale in asset management, brokerage, retirement and wealth management solutions. As part of SS&C, we also expect to have access to the resources and innovative cloud and mobile technology to advance the progress DST has been making in recent years in key areas including security, compliance and technology.

In addition, DST and SS&C are already familiar with each other following the acquisition and seamless integration of DST Global Solutions by SS&C in 2014. We share a commitment to providing superior service and financial products to help advance our clients’ financial management objectives, and we expect to continue building on this tradition as a combined organization.

As for next steps, the transaction is expected to close by the third quarter of 2018, subject to customary closing conditions and regulatory approvals. Until then, there will be no changes in your products, service, contract terms or the way we conduct business with you. I want to assure you that serving our clients remains our top priority, and we expect a seamless transition for you and your customers upon closing. If you have any questions, please reach out to your usual representative.

We are excited about opportunities this combination presents to continue helping our clients grow and your customers prosper. Thank you for your continued business and support.

Sincerely,

Steve Hooley

Chairman, President and Chief Executive Officer

Legend for Rule 14a-12 Soliciting Material Filings

Important Additional Information and Where to Find It

In connection with the proposed merger, DST Systems, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.dstsystems.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 333 W. 11th, 5th Floor, Kansas City, MO 64105, or by calling (816)435-4925.

Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. the Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2017, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.dstsystems.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; and (11) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; changes in customer demand and the Company’s ability to provide products and services on terms that are favorable to it; and the impacts of breaches or potential breaches of network, information technology or data security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

DST Domestic Financial Services Client Talking Points

What We Announced

•	As you may have seen, DST recently announced an agreement to combine with SS&C Technologies.

•	SS&C is an ideal partner as it shares our commitment to providing superior service and financial products to help advance our clients’ financial and operational objectives.

•	Together, DST and SS&C will create a financial services leader with an enhanced breadth and depth of products and solutions to help support our clients.

Benefits for Clients

•	DST and SS&C offer complementary financial services solutions that will expand our existing full service capabilities and provide substantial benefits – for you and for your customers.

•	SS&C has particular strength in alternative assets and institutional and investment management, which will be enhanced by DST’s leadership and scale in asset management, brokerage, retirement and wealth management solutions.

•	As part of SS&C, we also expect to have access to the resources and innovative cloud and mobile technology to advance the progress we have been making in recent years in key areas including security, compliance and technology.

Next Steps

•	It’s important to remember that we are still in the very early stages of this process.

•	Until the transaction closes, which we expect to occur in the late second quarter of this year, there will be no changes in your products, services, contract terms or the way we conduct business with you.

•	Most importantly, I want to assure you that serving our clients remains our top priority, and we expect a seamless transition for you and your customers upon closing.

•	As we work to bring the companies together, we look forward to sharing important updates about DST as part of SS&C.

Conclusion

•	I hope you share in our excitement about the opportunities this combination presents to continue helping you grow and your customers prosper.

•	Of course, you should feel free to reach out with additional questions.

•	On behalf of our team at DST, we value our relationship with you and thank you for your continued support.

Legend for Rule 14a-12 Soliciting Material Filings

Important Additional Information and Where to Find It

In connection with the proposed merger, DST Systems, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.dstsystems.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 333 W. 11th, 5th Floor, Kansas City, MO 64105, or by calling (816)435-4925.

Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. the Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2017, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.dstsystems.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; and (11) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; changes in customer demand and the Company’s ability to provide products and services on terms that are favorable to it; and the impacts of breaches or potential breaches of network, information technology or data security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

DST International Financial Services Client Letter

January 11, 2018

Dear Valued DST Client:

We have just announced a transaction under which DST will combine with SS&C Technologies to create a financial services leader with an enhanced breadth and depth of products and solutions for our clients.

We expect the combination with SS&C to provide substantial benefits to you and your customers as we become part of the largest hedge fund administrator in the world. As a leader in global financial solutions, DST will bring a significant international presence to SS&C, now backed with expanded scale and resources to further enhance and expand our international offerings for you. SS&C has particular strength in alternative assets and institutional and investment management, and combined with our broad offering, deep understanding of international operating environments and unique regional service requirements, we expect to drive additional value for your business and your customers.

DST and SS&C are familiar with each other following the acquisition and seamless integration of DST Global Solutions by SS&C in 2014. We share a commitment to providing superior service and financial products to help advance our clients’ financial and operational objectives, and we expect to continue building on this tradition as a combined organization.

As for next steps, the transaction is expected to close by the third quarter of 2018, subject to customary closing conditions and regulatory approvals. Until then, there will be no changes in your products, service, contract terms or the way we conduct business with you. I want to assure you that serving our clients remains our top priority, and we expect a seamless transition for you and your customers upon closing.

As we work to bring the companies together, we look forward to sharing more specific details about DST as part of SS&C.

We are excited about the opportunities this combination presents to continue helping you grow and your customers prosper. Thank you for your continued business and support.

Sincerely,

Steve Hooley

Chairman, President and Chief Executive Officer

Legend for Rule 14a-12 Soliciting Material Filings

Important Additional Information and Where to Find It

In connection with the proposed merger, DST Systems, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.dstsystems.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 333 W. 11th, 5th Floor, Kansas City, MO 64105, or by calling (816)435-4925.

Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. the Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2017, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.dstsystems.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; and (11) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; changes in customer demand and the Company’s ability to provide products and services on terms that are favorable to it; and the impacts of breaches or potential breaches of network, information technology or data security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

DST International Financial Services Client Talking Points

What We Announced

•	As you may have seen, DST recently announced an agreement to combine with SS&C Technologies.

•	SS&C is an ideal partner as it shares our commitment to providing superior service and financial products to help advance our clients’ financial and operational objectives

•	Together, DST and SS&C will create a financial services leader with an enhanced breadth and depth of products and solutions to help support our clients.

Benefits for Clients

•	We expect the combination with SS&C to provide substantial benefits – for you and for your customers – as we become part of the largest fund administrator in the world.

•	As a leader in global financial solutions, DST will bring a significant international presence to SS&C, now backed with expanded scale and resources to further enhance and expand our international offerings for you.

•	SS&C also has particular strength in alternative assets and institutional and investment management services.

•	We expect that SS&C, combined with DST’s broad offering, deep understanding of international operating environments and unique regional service requirements, will enable us to drive additional value for your business and your customers.

Next Steps

•	It’s important to remember that we are still in the very early stages of this process.

•	Until the transaction closes, which we expect to occur in the late second quarter of this year, there will be no changes in your products, services, contract terms or the way we conduct business with you.

•	Most importantly, I want to assure you that serving our clients remains our top priority, and we expect a seamless transition for you and your customers upon closing.

•	As we work to bring the companies together, we look forward to sharing important updates about DST as part of SS&C.

Conclusion

•	I hope you share in our excitement about the opportunities this combination presents to continue helping you grow and your customers prosper.

•	Of course, you should feel free to reach out with additional questions.

•	On behalf of our team at DST, we value our relationship with you and thank you for your continued support.

Legend for Rule 14a-12 Soliciting Material Filings

Important Additional Information and Where to Find It

In connection with the proposed merger, DST Systems, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.dstsystems.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 333 W. 11th, 5th Floor, Kansas City, MO 64105, or by calling (816)435-4925.

Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. the Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2017, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.dstsystems.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; and (11) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; changes in customer demand and the Company’s ability to provide products and services on terms that are favorable to it; and the impacts of breaches or potential breaches of network, information technology or data security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

DST Financial Services Client FAQ

1.	What was announced?
•	We announced that we have entered into a definitive agreement under which DST will combine with SS&C Technologies. This transaction, which represents an important milestone for our company, delivers significant cash value to DST shareholders and supports our continued growth.

2.	What is SS&C?
•	Headquartered in Windsor, Connecticut, SS&C is a global provider of investment and financial services and software for the global financial services industry. They also own businesses such as GlobalOp, Portia and Advent Genesis.
•	As the largest hedge fund administrator in the world, SS&C brings the resources and innovative cloud and mobile technologies to best position DST for long-term success within the financial services market.
•	We have a successful history of working with SS&C through its acquisition of DST Global Solutions in 2014.

3.	What does this announcement mean for DST’s Domestic Financial Services clients?
•	We expect this combination with SS&C to provide substantial benefits for our clients and for their customers as DST becomes part of the largest hedge fund administrator in the world.
•	DST and SS&C offer complementary financial services solutions that will expand our existing full service capabilities. SS&C has particular strength in alternative assets and institutional and investment management, which will be enhanced by DST’s leadership and scale in asset management, brokerage, retirement and wealth management solutions.
•	Together, we expect clients will have access to an enhanced breadth and depth of products and solutions, through which we expect to drive additional value for your business and customers.
•	As part of SS&C, we also expect to have access to the resources and innovative cloud and mobile technology to advance the progress DST has been making in recent years in key areas including security, compliance and technology.
•	Importantly, DST and SS&C share a commitment to providing superior service and financial products to help advance our clients’ financial and operational objectives, and we expect to continue building on this tradition as a combined organization.
•	While we believe that the benefits for DST clients are compelling, today’s announcement is just the first step. Until closing the transaction, DST will remain a separate company, and we will continue to conduct business as usual:
o	Your teams and day-to-day support at DST will remain the same;
o	Client projects will move forward on existing schedules; and
o	There will be no change in how we work with or serve you.
•	As we work to bring the companies together, we look forward to sharing more specific details about DST as part of SS&C.

4.	What does this announcement mean for DST’s International Financial Services clients?
•	We expect this combination with SS&C to provide substantial benefits for our clients and for their customers as DST becomes part of the largest fund administrator in the world. Overall, we expect clients to have access to an enhanced breadth and depth of products and solutions.
•	We expect that SS&C, combined with DST’s broad offering, deep understanding of international operating environments and unique regional service requirements, will enable us to drive additional value for their business and customers.
•	SS&C has particular strength in alternative assets and institutional and investment management, and combined with our broad offering, deep understanding of international operating environments and unique regional service needs, we expect to drive additional value for your business and clients. As a leader in global financial solutions, DST will bring a significant international presence to SS&C, now backed with expanded scale and resources to further enhance our international offering for clients.
•	As part of SS&C, we also expect to have access to expanded resources and innovative cloud and mobile technology to advance the progress DST has been making in recent years in key areas including security, compliance and technology.
•	Importantly, DST and SS&C share a commitment to providing superior service and financial products to help advance our clients’ financial and operational objectives, and we expect to continue building on this tradition as a combined organization.
•	While we believe that the benefits for DST clients are compelling, today’s announcement is just the first step. Until closing the transaction, DST will remain a separate company, and we will continue to conduct business as usual:
o	Your teams and day-to-day support at DST will remain the same;
o	Client projects will move forward on existing schedules; and
o	There will be no change in how we work with or serve you.
•	As we work to bring our companies together, we look forward to sharing more specific details about DST as part of SS&C.

5.	When will the transaction be completed? What are the next steps?
•	The transaction is expected to close by the third quarter of 2018 and is subject to the approval of a majority of DST shareholders and other customary closing conditions.
•	Until the transaction is completed, DST and SS&C will continue to operate as separate companies.

6.	Will there be any changes in client contracts as a result of this transaction?
•	Until the transaction closes, there will be no changes in your products, service, contract terms or the way we conduct business with you.
•	Rest assured that serving our clients remains our top priority, and we expect a seamless transition for you and your customers upon closing.

7.	What are SS&C’s plans for integrating DST? Will there be any changes to DST’s product offering or pricing as part of SS&C?
•	Until the transaction closes, there will be no changes in your products, service, contract terms or the way we conduct business with you.
•	Rest assured that serving our clients remains our top priority, and we expect a seamless transition for you and your clients upon closing.
•	Together with SS&C, we will establish an integration team that will work to determine how best to bring the two businesses together.
•	It is important to remember that we have only just announced the agreement and many decisions about how we will combine the two companies have not yet been finalized.
•	As we work to bring the companies together, we look forward to sharing more specific details about the combination of DST and SS&C.

8.	Should I start to conduct business with SS&C now?
•	No. You should continue to conduct business with DST as you always have.
•	Until the transaction closes, we remain separate companies and there will be no changes in your products, service, contract terms or the way we conduct business with you.
•	Rest assured that serving our clients remains our top priority, and we expect a seamless transition for you and your customers upon closing.

9.	Why should I enter into an agreement with DST if you’re being acquired?
•	We expect the combination with SS&C to provide substantial benefits for our clients and for their customers as DST becomes part of the largest fund administrator in the world. The combined company will offer an enhanced breadth and depth of products and solutions while building on the significant industry leadership of both companies.
•	As part of SS&C, we expect to be able to accelerate innovation and provide a more fully- integrated front, middle and back office offering for our clients.
•	Together, we expect clients will have access to an enhanced breadth and depth of products and solutions, through which we expect to drive additional value for your business and customers.
•	We anticipate access to innovative cloud and mobile technologies will advance the progress DST has been making in recent years in key areas including security, compliance and technology.
•	Importantly, DST and SS&C share a commitment to providing superior service and financial products to help advance our clients’ financial and operational objectives, and we expect to continue building on this tradition as a combined organization.
•	As a result, we are confident that clients will experience even more benefits by signing on with DST now.

10.	What will happen to DST’s client management, client support and sales teams after the transaction closes?
•	This transaction is about growth, and SS&C recognizes the importance of strong client, sales and service teams supporting clients.
•	Rest assured that serving our clients remains our top priority, and we expect a seamless transition for you and your customers upon closing.

11.	Will my company contacts change?
•	Until the transaction closes, there will be no changes in your products, service, contract terms or the way we conduct business with you.
•	This announcement will not have any impact on our day-to-day operations and it remains business as usual. Your contacts remain the same.

12.	How can I get more information?
•	As we work to bring the companies together, we look forward to sharing more specific details about DST as part of SS&C.

Legend for Rule 14a-12 Soliciting Material Filings

Important Additional Information and Where to Find It

In connection with the proposed merger, DST Systems, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.dstsystems.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 333 W. 11th, 5th Floor, Kansas City, MO 64105, or by calling (816)435-4925.

Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. the Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2017, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.dstsystems.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; and (11) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; changes in customer demand and the Company’s ability to provide products and services on terms that are favorable to it; and the impacts of breaches or potential breaches of network, information technology or data security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

Healthcare Services Client Letter

January 11, 2018

Dear Valued DST Client:

I’m writing to share some important information with you. We have just announced a transaction under which DST will combine with SS&C Technologies to create a financial and healthcare services leader with an even deeper offering of solutions for our clients.

SS&C is a global provider of services and software for the financial services industry. Through this transaction, DST will provide SS&C with a well-respected healthcare services business. They are particularly excited about the addition of our Health business to their offerings. DST and SS&C are ideal partners as we share a commitment to superior service, innovation, a culture of excellence and a strong track record of performance. Through this combination, we expect DST’s healthcare services businesses to deliver enhanced value for our healthcare clients as part of a company with greater scale and resources. SS&C is a proven operator in high volume, highly regulated, secure markets, and we expect that, combined with DST’s deep knowledge of the healthcare industry and our range of solutions, the combined company will have an even stronger platform for your business and customers.

Overall, we believe the combined resources of the companies will accelerate new Healthcare Services opportunities for value creation in helping you to optimize individual consumer health outcomes and drive increased revenues, while managing costs and risks. As part of SS&C, we will also have access to innovative cloud and mobile technologies to advance the progress DST has been making in key areas including security, compliance and technology, to serve you even better.

DST and SS&C are already familiar with each other following the acquisition and seamless integration of DST Global Solutions by SS&C in 2014. We share a commitment to providing superior service and products to help personalize and improve our clients’ care strategy through integrated technology and analytic solutions, and we expect to continue building on this tradition as a combined organization.

As for next steps, the transaction is expected to close by the third quarter of 2018, subject to customary closing conditions and regulatory approvals. Until then, there will be no changes in your products, services, contract terms or the way we conduct business with you. I want to assure you that serving our clients remains our top priority, and we expect a seamless transition for you and your customers upon closing. As we work to bring our companies together, we look forward to sharing more specific details about DST as part of SS&C.

We are excited about opportunities this combination presents to continue helping our clients grow and your customers prosper. Thank you for your continued business and support.

Sincerely,

Steve Hooley

Chairman, President and Chief Executive Officer

Legend for Rule 14a-12 Soliciting Material Filings

Important Additional Information and Where to Find It

In connection with the proposed merger, DST Systems, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.dstsystems.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 333 W. 11th, 5th Floor, Kansas City, MO 64105, or by calling (816)435-4925.

Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. the Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2017, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.dstsystems.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; and (11) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; changes in customer demand and the Company’s ability to provide products and services on terms that are favorable to it; and the impacts of breaches or potential breaches of network, information technology or data security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

DST Healthcare Financial Services Client Talking Points

What We Announced

•	As you may have seen, DST recently announced an agreement to combine with SS&C Technologies, a global provider of services and software for the financial services industry.

•	Through this transaction, DST will provide SS&C with a well-respected healthcare services business, which they are particularly excited to add to their offerings.

•	SS&C is an ideal partner as we share a commitment to superior service, innovation, a culture of excellence and a strong track record of performance.

•	Together, DST and SS&C will create a financial and healthcare services leader with an even deeper offering of solutions to deliver enhanced value for you.

Benefits for Clients

•	SS&C is a proven operator in high volume, highly regulated, secure markets, and we expect that, with DST’s deep knowledge of the healthcare industry and our range of solutions, the combined company will have an even stronger platform for your business and customers.

•	Overall, we believe the combined resources of the companies will accelerate new Healthcare Services opportunities for value creation and help you to optimize individual consumer health outcomes and drive increased revenues, while managing your costs and risks.

•	As part of SS&C, we will also have access to innovative cloud and mobile technologies to advance the progress DST has been making in key areas including security, compliance and technology, to serve you even better.

Next Steps

•	It’s important to remember that we are still in the very early stages of this process.

•	Until the transaction closes, which we expect to occur in the late second quarter of this year, there will be no changes in your products, services, contract terms or the way we conduct business with you.

•	Most importantly, I want to assure you that serving our clients remains our top priority, and we expect a seamless transition for you and your customers upon closing.

•	As we work to bring the companies together, we look forward to sharing important updates about DST as part of SS&C.

Conclusion

•	I hope you share in our excitement about the opportunities this combination presents to continue helping you grow and your customers prosper.

•	Of course, you should feel free to reach out with additional questions.

•	On behalf of our team at DST, we value our relationship with you and thank you for your continued support.

Legend for Rule 14a-12 Soliciting Material Filings

Important Additional Information and Where to Find It

In connection with the proposed merger, DST Systems, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.dstsystems.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 333 W. 11th, 5th Floor, Kansas City, MO 64105, or by calling (816)435-4925.

Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. the Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2017, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.dstsystems.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; and (11) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; changes in customer demand and the Company’s ability to provide products and services on terms that are favorable to it; and the impacts of breaches or potential breaches of network, information technology or data security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

DST Healthcare Services Customer FAQ

1.	What was announced?
•	We announced that we have entered into a definitive agreement under which DST will combine with SS&C. This transaction delivers significant cash value to DST shareholders and supports our continued growth.

2.	Who is SS&C?
•	Headquartered in Windsor, Connecticut, SS&C is a global provider of investment and financial services and software for the global financial services industry.
•	Through this transaction, DST will provide SS&C a well-respected healthcare services business.
•	SS&C is a proven operator in high volume, secure, highly regulated markets, and we expect that, combined with DST’s deep knowledge of the healthcare industry and range of solutions, the combined company will have an even stronger platform.

3.	What does this announcement mean for DST’s healthcare services customers?
•	We expect DST’s healthcare services businesses to deliver enhanced value for our healthcare clients as part of a company with greater scale and resources.
•	SS&C is a proven operator in high volume, secure, highly regulated markets, and we expect that, combined with DST’s deep knowledge of the healthcare industry and range of solutions, the combined company will have an even stronger platform with which to support and grow your business.
•	Overall, we believe the Healthcare Services business will present new opportunities for value creation as it continues to help customers optimize individual consumer health outcomes and drive increased revenues, while managing clients’ costs and risks.
•	As part of SS&C, we also expect to have access to resources and innovative cloud and mobile technology to advance the progress DST has been making in recent years in key areas including security, compliance and technology.
•	Importantly, DST and SS&C share a commitment to providing superior service and products to help personalize and improve our clients’ care strategy through integrated technology and analytic solutions, and we expect to continue building on this tradition as a combined organization.
•	While we believe that the benefits for DST clients are compelling, today’s announcement is just the first step. Until closing the transaction, DST will remain a separate company, and we will continue to conduct business as usual:
o	Your teams and day-to-day support at DST will remain the same;
o	Customer projects will move forward on existing schedules; and
o	There will be no change in how we work with or serve you.
•	As we work to bring our companies together, we look forward to sharing more specific details about DST as part of SS&C.

4.	When will the transaction be completed? What are the next steps?
•	The transaction is expected to close by the third quarter of 2018 and is subject to the approval of a majority of DST shareholders and other customary closing conditions.
•	Until the transaction is completed, DST and SS&C will continue to operate as separate companies.

5.	Will there be any changes in customer contracts as a result of this transaction?
•	Until the transaction closes, there will be no changes in your products, service, contract terms or the way we conduct business with you.
•	Rest assured that serving our clients remains our top priority, and we expect a seamless transition for you and your clients upon closing.

6.	What are SS&C’S plans for integrating DST Healthcare Services? Will there be any changes to DST’s product offering or pricing as part of SS&C?
•	Until the transaction closes, there will be no changes in your products, service, contract terms or the way we conduct business with you.
•	Rest assured that serving our clients remains our top priority, and we expect a seamless transition for you and your clients upon closing.
•	Together with SS&C, we will establish an integration team that will work to determine how best to bring the two businesses together.
•	Our Healthcare segment represents a new business line for SS&C and SS&C has communicated to our team the opportunities it sees within our Healthcare Services segment.
•	We expect SS&C’s proven strategies, resources and technology will better position DST Healthcare Services – and our clients – for long-term success within the dynamic healthcare marketplace.
•	It is important to remember that we have only just announced the agreement and many decisions about how we will combine the two companies have not yet been finalized.
•	As we work to bring our companies together, we look forward to sharing more specific details about the combination of DST and SS&C.

7.	Should I start to conduct business with SS&C now?
•	No. You should continue to conduct business with DST as you always have.
•	Until the transaction closes, we remain separate companies and there will be no changes in your products, service, contract terms or the way we conduct business with you.
•	Rest assured that serving our clients remains our top priority, and we expect a seamless transition for you and your customers upon closing.

8.	Why should I enter into an agreement with DST if you’re being acquired?
•	We expect DST’s healthcare services businesses to deliver enhanced value for our healthcare clients as part of a company with enhanced scale and resources.
•	SS&C is a proven operator in high volume, secure, highly regulated markets, and we expect that, combined with DST’s deep knowledge of the healthcare industry and range of solutions, the combined company will have an even stronger platform to support and grow your business.
•	Overall, we believe the Healthcare Services business will present new opportunities for value creation as it continues to help clients optimize individual consumer health outcomes and drive increased revenues, while managing costs and risk.
•	As part of SS&C, we also expect to have access to the resources and innovative cloud and mobile technology to advance the progress DST has been making in recent years in key areas including security, compliance and technology.
•	The combined company will offer an enhanced breadth and depth of products and solutions while building on the significant industry leadership of both companies.
•	Importantly, DST and SS&C share a commitment to providing superior service and products to help personalize and improve our clients’ care strategy through integrated technology and analytic solutions, and we expect to continue building on this tradition as a combined organization.
•	As a result, we are confident that clients will experience even more benefits by signing on with DST now.

9.	What will happen to DST’s client management, customer support and sales teams after the transaction closes?
•	This transaction is about growth and SS&C recognizes the importance of strong client, sales and service teams supporting clients.
•	Rest assured that serving our clients remains our top priority, and we expect a seamless transition for you and your clients upon closing.

10.	Will my company contacts change?
•	Until the transaction closes, there will be no changes in your products, service, contract terms or the way we conduct business with you.
•	This announcement will not have any impact on our day-to-day operations and it remains business as usual. Your contacts remain the same.

11.	How can I get more information?
•	As we work to bring the companies together, we look forward to sharing more specific details about DST as part of SS&C.

Legend for Rule 14a-12 Soliciting Material Filings

Important Additional Information and Where to Find It

In connection with the proposed merger, DST Systems, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.dstsystems.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 333 W. 11th, 5th Floor, Kansas City, MO 64105, or by calling (816)435-4925.

Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. the Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2017, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.dstsystems.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; and (11) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; changes in customer demand and the Company’s ability to provide products and services on terms that are favorable to it; and the impacts of breaches or potential breaches of network, information technology or data security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

DST Employee Letter

January 11, 2018

I have some important news to share with you. Today we announced that we have entered into a definitive agreement under which SS&C Technologies will acquire all of the outstanding common stock of DST for $84 per share in cash. This transaction brings together two well-respected industry leaders with complementary businesses to provide substantial opportunity for continued growth.

SS&C is an ideal partner because they share our commitment to superior customer service and innovation, they believe in a culture of excellence and they have a strong track record of performance. The combination of DST and SS&C significantly advances and accelerates our extensive multi-year strategic transformation. SS&C is particularly excited about the opportunity to add our Healthcare businesses to their portfolio. We expect SS&C’s global scale, resources and innovative cloud and mobile technologies to enhance our long-term success within the financial services and healthcare markets.

Until the transaction closes, which we expect to occur by the third quarter of 2018, DST and SS&C will continue to operate as separate companies. Our clients are counting on us to provide the same level of service and support they have come to expect and your focus on servicing our clients is critical to our continued success. In short, it’s business as usual. We must all continue to deliver on our day-to-day responsibilities.

Like us, SS&C is focused on high performance and great results, and they will consider the talent and expertise within DST when planning for the integration of our two companies in the months ahead. DST is an efficient, strong operating company and the best thing we can do is continue performing at high levels and delivering value to our clients.

Overall, we believe that employees of the combined company will benefit from new opportunities as part of a larger, more diversified global organization. In the coming weeks, we will be forming integration teams consisting of leaders from both companies to help plan for a smooth combination. As we work through the integration process, we are committed to providing you with additional updates about our progress.

Upon closing the transaction, the combined company will be led by CEO, Bill Stone and headquartered in Windsor, Connecticut, where SS&C’s current headquarters is located. SS&C is committed to maintaining a significant presence in Kansas City and across DST locations around the world.

I recognize that many of you may have questions about today’s announcement and what it means for you. Click here to review Frequently Asked Questions on DST Connect and stay tuned for additional information.

Please keep in mind that today’s announcement may draw attention from outside parties, including members of the press or financial community, and it is important that we continue to speak with one DST voice. Consistent with DST’s policy, if you receive any external inquiries from investors or analysts, please forward them to John Riley, Chief Marketing Officer & Investor Relations, at jmriley@dstsystems.com 816 435 8763 and any media inquiries to Laura Parsons, Director of Public Relations at LMParsons@dstsystems.com 816 489 2722.

We have long-admired SS&C’s business and after working with them in their acquisition of DST Global Solutions in 2014, I am confident that this will be a seamless transition. Together, we expect our businesses will be even better positioned to grow, thrive and serve our customers.

On behalf of the DST Board of Directors and the rest of the Senior Management team, thank you for your commitment and continued dedication to DST.

Sincerely,

Steve Hooley

Chairman, CEO and President of DST

Legend for Rule 14a-12 Soliciting Material Filings

Important Additional Information and Where to Find It

In connection with the proposed merger, DST Systems, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.dstsystems.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 333 W. 11th, 5th Floor, Kansas City, MO 64105, or by calling (816)435-4925.

Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. the Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2017, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.dstsystems.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; and (11) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; changes in customer demand and the Company’s ability to provide products and services on terms that are favorable to it; and the impacts of breaches or potential breaches of network, information technology or data security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

DST Hedge Fund Administration Employee Letter

January 11, 2018

By now you’ve heard today’s news that DST will be acquired by SS&C Technologies. Thanks to your hard work, DST and KRFS have had great success as fund administrators with more than two decades of hedge fund and private equity experience and we pride ourselves on our ability to act as a vital resource to our clients and their customers. I wanted to connect with our Hedge Fund Administration team to communicate my appreciation for everything you do and reiterate our commitment to being as transparent as possible throughout the integration process.

This transaction is about continued growth for both DST and SS&C and presents significant opportunities for our clients and employees. However, it is too early to make determinations about how the two companies will come together. We are still in the very early stages of the transition and, until the transaction closes, we will continue to operate separately from SS&C. Your relationships with your clients are key to their success and to DST’s and we are looking to you and your teams to continue to deliver the outstanding level of service you always do.

I also want to underscore my commitment to communicating with you about any major changes ahead as we form our integration teams and work through the process of bringing the companies together.

On behalf of the DST Board of Directors and the rest of the management team, thank you for your commitment and continued dedication to DST. Please don’t hesitate to reach out to your supervisor with additional questions.

Sincerely,

Ned Burke

Legend for Rule 14a-12 Soliciting Material Filings

Important Additional Information and Where to Find It

In connection with the proposed merger, DST Systems, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.dstsystems.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 333 W. 11th, 5th Floor, Kansas City, MO 64105, or by calling (816)435-4925.

Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. the Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2017, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.dstsystems.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; and (11) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; changes in customer demand and the Company’s ability to provide products and services on terms that are favorable to it; and the impacts of breaches or potential breaches of network, information technology or data security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

DST Employee FAQ

1.	What was announced?
•	We announced that we have entered into a definitive agreement under which SS&C Technologies will acquire all of the outstanding common stock of DST for $84 per share in cash, for a total value of approximately $5.4 billion.

2.	Who is SS&C?
•	Headquartered in Windsor, Connecticut, SS&C is a global provider of financial services and software for the global financial services industry. They also own businesses such as GlobalOp and Advent Genesis.
•	The combination of DST and SS&C significantly advances and accelerates our extensive multi-year strategic transformation. SS&C is particularly excited about the addition of our Health business to their offerings.
•	We expect SS&C’s global scale, resources and innovative cloud and mobile technologies to best position DST for long-term success within the financial services and healthcare markets.
•	We have a successful history of working with SS&C through its acquisition of DST Global Solutions in 2014.

3.	What does this transaction mean for DST employees?
•	Until the transaction closes, DST and SS&C will continue to operate as separate companies. In short, it is business as usual.
•	We expect the transaction to be completed by the third quarter of 2018, subject to customary closing conditions, including approval by DST’s shareholders and receipt of applicable regulatory approvals.
•	Importantly, we believe that employees of the combined company will benefit from enhanced opportunities as part of a larger, more diversified global organization that includes leading, global financial services businesses and healthcare services businesses.
•	SS&C plans to maintain a significant presence is Kansas City.
•	In the meantime, our clients are counting on the unparalleled service and support they have come to expect and your focus on servicing our clients is paramount to our continued success.
•	We must all continue to deliver on our day-to-day responsibilities.
•	With SS&C, we are confident that DST will be stronger and even better positioned to serve our clients and ensure that our businesses continue to grow and thrive.

4.	How do the cultures of DST and SS&C compare?
•	SS&C is an ideal partner for DST as it shares our commitment to superior client service and innovation, a culture of excellence and a strong track record of performance.
•	With SS&C, I am confident that we will be stronger and even better positioned to serve our clients and ensure that our businesses continue to grow and thrive.
•	SS&C has a strong track record of successful acquisitions, and after working with the SS&C team in its acquisition of DST Global Solutions in 2014, I am confident that this will provide significant benefits to our clients.
•	Importantly, we believe that DST employees will benefit from enhanced opportunities as part of a larger, more diversified global organization that includes leading, global financial services businesses and strong healthcare services businesses.

5.	Will there be any layoffs as a result of this transaction?
•	SS&C plans to maintain a significant presence is Kansas City.
•	This combination is about growth and building an even stronger company for the future. As such, we believe that DST employees will benefit from enhanced opportunities as part of a larger, more diversified global organization that includes leading, global financial services businesses and healthcare services businesses.
•	DST and SS&C will offer complementary financial services solutions that will expand our existing full service capabilities. SS&C has particular strength in alternative assets and institutional and financial services, which will be enhanced by DST’s leadership and scale in asset management, brokerage, retirement and wealth management solutions.
•	However, as in any transaction between two public companies of this size, we expect there may be some overlap in functions and a focus on achieving cost savings.
•	Like us, SS&C is focused on high performance and great results, and they will consider the talent and expertise within DST when planning for the integration of our two companies in the months ahead. DST is an efficient, strong operating company and the best thing everyone can do is continue to perform at the highest level you possibly can to deliver value for our clients.
•	We will be forming integration teams with leaders from both DST and SS&C to help plan for a smooth combination.
•	It is also important to remember that we have only just announced the agreement and many decisions about how we will combine the two companies have not yet been finalized.
•	We are committed to keeping you informed as we move through this process.

6.	What are the benefits of the transaction?
•	This combination significantly advances our extensive multi-year strategic transformation and ongoing investments to improve the client experience, while bringing together two well-respected industry leaders with complementary businesses to provide substantial opportunity for continued growth.
•	The combination of DST and SS&C significantly advances and accelerates our extensive multi-year strategic transformation. SS&C is particularly excited about the addition of our Health business to their offerings. We expect SS&C’s global scale, resources and innovative cloud and mobile technologies to best position DST for long-term success within the financial services and healthcare markets.
•	SS&C is an ideal partner for DST as it shares our commitment to superior client service and innovation, a culture of excellence and a strong track record of performance.
•	Importantly, with SS&C, we will be stronger and even better positioned to serve our clients and ensure that our businesses continue to grow and thrive.

7.	Will there be any changes to employee salaries, compensation or benefits as a result of the transaction?
•	There will be no immediate changes to compensation and benefits as a result of the transaction, and no changes to benefits for the 2018 plan year.
•	SS&C offers market competitive compensation and benefit plans.
•	In the coming weeks, we will be forming integration teams to help plan for a smooth combination and determine additional information about compensation and benefits will be shared in the future.
•	We are committed to keeping you informed as we move through this process and as decisions are made.

8.	Who will lead the combined company? What will happen to DST leadership team?
•	Bill Stone will continue to lead the combined organization as Chairman and Chief Executive Officer of SS&C.
•	For now, the DST leadership team is focused on supporting SS&C to help plan for a smooth combination.

9.	Will there be any changes in reporting relationships or job responsibilities as a result of the transaction?
•	Until the transaction closes, DST and SS&C remain separate companies and we expect it to be business as usual.
•	Together with SS&C, we will be forming integration teams comprising leaders from both companies to help plan for a smooth combination.
•	We are committed to keeping you informed as we move through this process and as decisions are made.

10.	What will happen to DST’s headquarters and other locations? Will I be asked to move?
•	Upon closing the transaction, the combined company will be headquartered in Windsor, Connecticut, where SS&C’s current headquarters is located.
•	SS&C plans to maintain a significant presence is Kansas City.
•	We are committed to keeping you informed as we move through this process and as decision are made.

11.	What happens to the DST stock that I own? What about restricted shares units?

•	If you own DST stock, you will receive $84 per share cash upon closing of the transaction.

•	If you have restricted stock units (RSU’s) they will convert to SS&C RSU’s based on a formula and will vest in accordance with the original schedule.

12.	When will the transaction be completed? What can employees expect between now and then?
•	The transaction is expected to close by the third quarter of 2018.
•	The transaction is subject to the approval of a majority of DST shareholders and other customary closing conditions.
•	Until the transaction is completed, DST and SS&C will continue to operate as separate companies.

13.	What are we telling clients?
•	We are communicating this news directly to our clients and assuring them that it is business as usual.
•	Looking ahead, SS&C is an ideal partner as it shares our commitment to superior client service and innovation, a culture of excellence and a strong track record of performance.
•	We expect SS&C’s global scale, resources and innovative cloud and mobile technologies to best position DST for long-term success within the financial services and healthcare markets.
•	SS&C, the largest fund administrator in the world, combined with DST will create a financial services leader with an enhanced breadth and depth of products and solutions, providing superior service and financial products to help advance our clients’ financial objectives.
•	At the same time, we expect that DST’s Healthcare Services business will continue to help clients optimize individual consumer health outcomes and drive increased revenues, while helping to manage client costs and risks.
•	We expect our clients– and their customers – to benefit from an improved client experience, supported by world class talent with a deep understanding of clients’ needs.

14.	Where can I learn more about the transaction?
•	We will continue to keep you updated as we progress toward the closing.
•	We encourage you to watch Steve Hooley’s video posted on DST Connect for additional information about the transaction.
•	In the interim, if you have any questions, please don’t hesitate to reach out to your manager.

15.	What do I do if I’m contacted by a member of the media about this announcement?
•	Consistent with DST’s policy, if you receive any external inquiries from investors or analysts, please forward them to John Riley, Chief Marketing Officer & Investor Relations, at 816 435 8763 and any media inquiries to Laura Parsons, Director of Public Relations at 816 489 2722.
•	Also, consistent with company policy, please do not comment about this announcement on social media.

16.	Where should I go if I have additional questions?
•	We recognize that many of you may have questions about today’s announcement and what it means for you.
•	We encourage you to watch Steve Hooley’s video posted on DST Connect for additional information about the transaction.
•	As we continue to work through the integration process, we are committed to providing additional updates about our progress.
•	In the interim, if you have any questions, please don’t hesitate to reach out to your manager.

Legend for Rule 14a-12 Soliciting Material Filings

Important Additional Information and Where to Find It

In connection with the proposed merger, DST Systems, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.dstsystems.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 333 W. 11th, 5th Floor, Kansas City, MO 64105, or by calling (816)435-4925.

Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. the Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2017, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.dstsystems.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; and (11) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; changes in customer demand and the Company’s ability to provide products and services on terms that are favorable to it; and the impacts of breaches or potential breaches of network, information technology or data security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

ALPS Employee Letter

By now I am sure you have heard the news or read Steve Hooley’s message that DST is being acquired by SS&C.  Steve mentions that he expects the transaction to close by the third quarter, and we will continue to operate separately until then.

I participated in a Management presentation last week to senior management from SS&C and I can tell you that they are very excited about the ALPS business unit.  That meeting focused entirely on the DST businesses, we did not focus on operations, integration plan or employee comp/benefits.  That information will be forthcoming in the weeks and months ahead.  Other than our AAIS business there is no overlap with the other ALPS businesses.

SS&C is a growth company focused primarily on financial services (now they will have the DST Healthcare business!) They have done 48 acquisitions since 1986 which has been a key component of their growth strategy.   I see multiple opportunities where this transaction could accelerate our growth, and I will expand on those as I learn more about their operations.

On that note, I will communicate to all of you any details on how I see things developing on all fronts as I learn them.  Honestly, for most of the ALPS operating businesses I see very little changing very similar to when we were acquired by DST.  For now, it is business as usual!

Thanks,

Ned

Legend for Rule 14a-12 Soliciting Material Filings

Important Additional Information and Where to Find It

In connection with the proposed merger, DST Systems, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.dstsystems.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 333 W. 11th, 5th Floor, Kansas City, MO 64105, or by calling (816)435-4925.

Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. the Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2017, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.dstsystems.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; and (11) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; changes in customer demand and the Company’s ability to provide products and services on terms that are favorable to it; and the impacts of breaches or potential breaches of network, information technology or data security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on  the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

DST Business Partner / Vendor Talking Points

•	As you may have seen, DST recently announced an agreement to combine with SS&C Technologies.

•	Together with SS&C, we will create a financial services leader with an even deeper offering of solutions for our clients.

•	SS&C has the global scale, resources and innovative cloud and mobile technology to advance the progress we have been making in recent years in key areas including security, compliance and technology.

•	In addition, DST is already familiar with SS&C following SS&C’s acquisition and seamless integration of DST Global Solutions in 2014.

•	We share a commitment to providing superior service and financial products to help advance our clients’ financial and healthcare management objectives. We expect to build on this tradition with SS&C.

•	As for next steps, the transaction is expected to close in the late second quarter of this year.

•	Until then, there will be no changes in your contract terms or the way we conduct business with you.

•	Of course, you should feel free to reach out with additional questions.

•	On behalf of our team at DST, we value our relationship with you and thank you for your continued support.

Legend for Rule 14a-12 Soliciting Material Filings

Important Additional Information and Where to Find It

In connection with the proposed merger, DST Systems, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.dstsystems.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 333 W. 11th, 5th Floor, Kansas City, MO 64105, or by calling (816)435-4925.

Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. the Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2017, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.dstsystems.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; and (11) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; changes in customer demand and the Company’s ability to provide products and services on terms that are favorable to it; and the impacts of breaches or potential breaches of network, information technology or data security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

DST US Regulator / Elected Official Talking Points

•	Thank you for taking the time to speak with [me / us] today. I wanted to let you know some important news about DST.

•	We have entered into a definitive agreement to be acquired by SS&C Technologies, which will bring together two well-respected industry leaders.

•	In case you are unfamiliar, SS&C is headquartered in Windsor, Connecticut and is a global provider of investment and financial software-enabled services and software for the global financial services industry.

•	SS&C is an ideal partner for our company as it shares our commitment to service and innovation, a culture of excellence and a strong track record of performance.

For Regulators:

o	We are certain that this transaction will deliver substantial benefits to clients of the combined company.

o	As the largest fund administrator in the world, SS&C brings the global scale, resources and innovative cloud and mobile technology to advance the progress DST has been making in recent years in key areas including security, compliance and technology and best position DST for long-term success.

o	We recognize the importance of data security, compliance and regulatory alignment and the role we have in maintaining this commitment.

o	We expect that the combined company will be able to better support these key initiatives through enhanced resources such that we can better deliver on our objectives within the guidelines of your agency.

For Elected Officials:

o	First and foremost, DST continues to recognize that its employees and our communities are among our most valuable assets, and are key to our success.

o	While the combined company will be headquartered in Windsor, Connecticut, where SS&C’s current headquarters are located, SS&C has expressed its commitment to maintaining a significant presence in Kansas City and across additional DST locations around the world.

o	Importantly, SS&C has great respect for DST and recognizes the value of our employees. We understand that employment continuity is important to every DST employee and you can be assured this is a key concern for our leadership team.

o	Both companies share a commitment to teamwork and success and SS&C has expressed that they are looking forward to welcoming DST employees into their organization.

o	Overall, we believe that employees from the combined company will benefit from being part of a larger, more diversified global organization.

Next Steps

•	Our team is committed to a smooth transition upon the close of the transaction, which we expect to occur by the third quarter of 2018, subject to approval by DST shareholders and other customary closing conditions.

•	Until that time, it is business as usual at DST, and SS&C and we will continue to operate as separate companies.

•	Today’s announcement will have no immediate impact on our day-to-day operations or on employees’ day-to-day responsibilities.

•	We are excited about our future, but also remain focused on the work at hand.

•	As always, if you have any questions please reach out to us.

•	We appreciate your interest in this transaction. Please know that we remain committed to our employees, clients and the communities in which we operate.

Legend for Rule 14a-12 Soliciting Material Filings

Important Additional Information and Where to Find It

In connection with the proposed merger, DST Systems, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.dstsystems.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 333 W. 11th, 5th Floor, Kansas City, MO 64105, or by calling (816)435-4925.

Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. the Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2017, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.dstsystems.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; and (11) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; changes in customer demand and the Company’s ability to provide products and services on terms that are favorable to it; and the impacts of breaches or potential breaches of network, information technology or data security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

DST Senior Leader Briefing Talking Points

Introduction

•	Thank you all for joining me on such short notice.

•	Before I go any further, I must remind everyone that the information I am about to provide is to be kept strictly confidential until our press release goes out. Please do not discuss this with anyone until after that time.

•	With that being said, tomorrow we will be announcing that DST and SS&C Technologies have entered into a definitive agreement under which SS&C will acquire all of the outstanding common stock of DST for $84 per share in cash, for a total value of approximately $5.4 billion.

•	In case you are unfamiliar, SS&C is a global provider of investment and financial services and software for the global financial services industry, headquartered in Windsor, Connecticut. They also own businesses such as GlobalOp, Advent, and Genesis.

•	I’m going to take a few minutes to outline the details of our announcement, then discuss what you can expect as far as next steps as we move forward.

Transaction Benefits

•	First, let me tell you a bit more about why we are so excited to announce this combination.

•	As the largest fund administrator in the world, SS&C brings the global scale, resources and innovative cloud and mobile technology to best position DST’s businesses for the future.

•	SS&C is also excited to be adding our Healthcare business to their offering.

•	This combination significantly advances our extensive multi-year strategic transformation, while bringing together two well-respected industry leaders with substantial opportunity for continued growth.

•	SS&C is an ideal partner as it shares our commitment to superior service and innovation, a culture of excellence and a strong track record of performance.

Leadership, Headquarters and Structure

•	The combined company will be led by Bill Stone and headquartered in Windsor, Connecticut.

•	SS&C is also committed to maintaining a significant presence in Kansas City and across DST locations around the world.

•	As with any transaction between two large, publicly traded companies, we expect there will be some overlap in functions.

•	Similar to DST, SS&C is focused on high performance and great results, and we expect SS&C to take this into account in planning for the integration of our two companies in the months ahead.

•	Overall, we believe that our employees will benefit from being part of a larger company with a diversified platform.

Integration Planning

•	We will be forming integration teams comprising leaders from both companies to help plan for a smooth combination.

•	As we work through the integration process, we are committed to providing additional updates about our progress.

Business as Usual

•	Please keep in mind that until the transaction closes, which is expected to occur by the third quarter of 2018, DST and SS&C will continue to operate as separate companies.

•	It is business as usual for all of us at DST and our customers are continuing to count on our unparalleled service and support.

•	As such, please remind employees to remain focused on their day-to-day responsibilities and continue delivering the same level of service our clients have come to expect from us.

•	The tone we set as leaders plays a big role in how all of our stakeholders react to this news.

Next Steps

•	Shortly thereafter, we will send a letter to all employees with the press release and an FAQ attached to help address what we expect to be top of mind questions.

•	In addition, a video will be available to employees on DST Connect discussing the combination.

•	As a reminder, until that time, this news is considered material non-public information and highly confidential.

Communicating with Employees

•	As leaders of DST, each of you has an important role to play in sharing the news of our combination with SS&C with our employees and other stakeholders.

•	Once the announcement is public, you can make yourself available to discuss the announcement and answer questions, as appropriate.

•	It will also be important for team members to hear from you about the benefits of this merger and what it means for our future. Again, you will set the tone for how your teams react to the news.

•	Stay confident and forward-looking, and encourage employees to continue focusing on their day-to-day responsibilities.

•	We will be providing you with a senior leader toolkit that has a copy of the press release, the employee letter and FAQ, and talking points to help guide your conversations with employees as well as additional support materials to communicate the benefits of this announcement to our customer and partners.

•	Please take the time to familiarize yourself with the communications materials — we want to ensure that our messages are consistent.

•	Of course, this announcement will be just the first step in the process, and we will not have all of the answers on day one. It’s important for you not to speculate on anything that you don’t know. There are still many decisions yet to be made.

•	As you can imagine, this announcement may lead to inquiries from the press, investors and customers, and it is important for us to speak with one voice.

•	Consistent with DST’s policy, if you receive any external inquiries from investors or analysts, please forward them to John Riley, Chief Marketing Officer & Investor Relations, at jmriley@dstsystems.com 816 435 8763 and any media inquiries to Laura Parsons, Director of Public Relations at LMParsons@dstsystems.com 816 489 2722.

•	Thank you again for all of your contributions to DST – I look forward to the continued success we will achieve as part of SS&C.

•	With that, I would like to give you the opportunity to ask any questions you may have…

Legend for Rule 14a-12 Soliciting Material Filings

Important Additional Information and Where to Find It

In connection with the proposed merger, DST Systems, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.dstsystems.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 333 W. 11th, 5th Floor, Kansas City, MO 64105, or by calling (816)435-4925.

Participants in the Merger Solicitation

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. the Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 24, 2017, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 28, 2017. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.dstsystems.com.

Cautionary Statement Regarding Forward-Looking Statements

This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; and (11) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; changes in customer demand and the Company’s ability to provide products and services on terms that are favorable to it; and the impacts of breaches or potential breaches of network, information technology or data security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.